SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

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                       Deutsche CROCI (Reg. TM) U.S. Fund




The following disclosure replaces existing disclosure under the "POLICIES ABOUT TRANSACTIONS" heading of the "INVESTING IN THE FUND" section in the fund's prospectus.



MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same Deutsche fund (excluding money market funds) over a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Shareholders with four or more roundtrip transactions in the same Deutsche fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that Deutsche fund for 12 months. The fund reserves the right to extend or maintain a block beyond 12 months if it deems that the shareholder's activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a Deutsche fund are not affected by the four roundtrip transaction limitation.


The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.


In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the Deutsche funds' policy, may permit certain transactions not permitted by the Deutsche funds' policies, or prohibit transactions not subject to the Deutsche funds' policies.


The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


May 17, 2017
PROSTKR-847

                                                   Deutsche
                                                   Asset Management [DB Logo]

In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the Fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.

               Please Retain This Supplement for Future Reference


May 17, 2017
PROSTKR-847
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